Subsequent Events	12 Months Ended
Dec. 31, 2020
Subsequent Events [Abstract]
Subsequent Events

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. SUBSEQUENT EVENTS
In February 2021, the Group sent Tracon a notice to terminate the TJD5 Agreement, which would result in a prespecified termination fee of US$9.0 million owing to Tracon.
In March 2021, the Group entered into two collaboration agreements with Complix, an EU-based biotech company (the “Complix Agreement”), and Affinity, a Shanghai-based biotech company (the “Affinity Agreement”), respectively, allowing the Group to access cutting edge technology platforms to create next generation of novel and highly differentiated drug candidates, including Cell Penetrating Alphabodies (“CPAB”) for otherwise intractable intracellular drug targets and masked antibodies for targeted tumor-site activation. Under the Complix Agreement, both parties will collaborate to discover, develop and commercialize novel therapeutics for mutually agreed targets based on the Complix’s proprietary technology. Under the Affinity Agreement, both parties will collaborate to develop lead compounds for mutually agreed targets based on Affinity’s Tumor MicroEnvironment Activated body (“TMEAbody”) platform technology.
In March 2021, the Group entered into a license and collaboration agreement with Genbase, a Shanghai-based biotech company to develop bi-specific antibodies or/and multi-specific antibodies using antibody sequences from both companies. Under this agreement, Genbase granted to the Group a non-transferable, sublicensable, and royalty-bearing license under Genbase parental antibody technology and Genbase parental antibody improvements owned and controlled by Genbase to make, develop and commercialize the licensed compounds and licensed products in all uses and indications worldwide.